SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               eACCELERATION CORP.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.
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    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                               eACCELERATION CORP.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  July 15, 2004



To the Stockholders of
eACCELERATION CORP.:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of eAcceleration Corp. will be held at the Sons of Norway Hall, 18891 Front Street, Poulsbo, Washington 98370, on Thursday, July 15, 2004, commencing at 10:00 a.m. (local time), or at any adjournment or postponement thereof, for the following purposes:

         1.   To elect four directors to our board of directors; and

         2. To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

         These matters are more fully described in the proxy statement accompanying this notice to which your attention is directed.

         We are not aware of any other business to come before the annual meeting. Only our stockholders of record at the close of business on May 26, 2004 will be entitled to vote at the annual meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed proxy by mail or via facsimile at (360) 598-3512 at your earliest convenience in order that your shares may be voted for you as specified.


                                       By Order of the Board of Directors,


                                       Clinton L. Ballard
                                       President and Chief Executive Officer


May 28, 2004
Poulsbo, Washington

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

                               eACCELERATION CORP.
                             1050 NE HOSTMARK STREET
                                   SUITE 100B
                            POULSBO, WASHINGTON 98370



                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 15, 2004




         The 2004 annual meeting of our stockholders will be held on Thursday, July 15, 2004 at the Sons of Norway Hall, 18891 Front Street, Poulsbo, Washington 98370, commencing at 10:00 a.m. (local time), and any adjournments and postponements thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF OUR BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING, AND AT ANY ADJOURNMENTS AND POSTPONEMENTS OF THE ANNUAL MEETING. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is May 28, 2004.

         When you sign the proxy card, you appoint either Clinton L. Ballard or Diana T. Ballard as your representative at the meeting. Mr. or Mrs. Ballard will vote your proxy as you have instructed them on the proxy card. If you submit a proxy card by mail or via facsimile at (360) 598-3512 but do not specify how you would like it to be voted, Mr. or Mrs. Ballard will vote your proxy for re-election of the board of directors of all nominees listed below under "Election of Directors." We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. or Mrs. Ballard will vote your proxy on such matters in accordance with their judgment of what is in the best interest of eAcceleration Corp.

         If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing an enclosed proxy may revoke it prior to its exercise either by a valid later-dated proxy, by a letter directed to us or in person at the annual meeting.

         Throughout this proxy statement, the terms "we," "us," "our" and "our company" refer to eAcceleration Corp., a Delaware corporation, and, unless the context indicates otherwise, to our subsidiaries on a consolidated basis.

VOTING RIGHTS

         Only stockholders of record at the close of business on May 26, 2004 (the "Record Date") will be entitled to vote at the annual meeting or any adjournment thereof. Stockholders are receiving this proxy and proxy card from us because you are stockholders of the Company as of the Record Date and are therefore asked to vote on these issues. We currently have outstanding one class of voting capital stock, the shares of common stock, par value $0.0001 per share. As of the Record Date, there were 34,798,482 shares of our common stock outstanding. Holders of our common stock are entitled to one vote on all matters presented to stockholders for each share registered in their respective names.

         Stockholders are asked to vote on the election of four directors of the Company. Directors are elected by a plurality of the votes entitled to be cast in person or by proxy and actually cast at the annual meeting with respect to Proposal Number 1.

         For purposes of determining whether proposals have received a majority of votes cast, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on the vote on Proposal Number 1. However, abstentions will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.

REDUCE MAILING COSTS

         Stockholders may help us reduce printing and mailing costs by opting to electronically receive future proxy materials. Please see the "Electronic Delivery of Proxy Materials" section of this proxy statement for more information on electronic delivery.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         There are four nominees for the upcoming election of directors. Each nominee shall, upon being elected, hold office until the next annual meeting of stockholders to be held in 2005, or until his or her successor has been duly elected and qualified, unless he or she shall resign, become disqualified, disabled or shall otherwise be removed from office. Each nominee named below is currently a director of our company and has consented to being named in this proxy statement and to serve if elected. Two of the director-nominees are independent directors, as defined by the Nasdaq Marketplace Rules.

         Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, FOR the election as directors of each of the four nominees named below, unless any nominee shall be unavailable for election, in which case such shares will be voted for a substitute nominee designated by our board. Our board has no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS.

DIRECTOR-NOMINEES

         The names of our director-nominees, their ages as of the Record Date, and certain other information about them, are set forth below:

NAME                       AGE   POSITIONS AND OFFICES
----                       ---   ---------------------
Clinton L. Ballard         41    president, chief executive officer and director
Diana T. Ballard           46    chairman of the board, secretary and treasurer
Edward P. Swain, Jr.       68    director
William E. Hoke            64    director

PRINCIPAL OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The following is a brief summary of the business experience and background of our directors and executive officers based upon information provided to us by such persons.

         CLINTON L. BALLARD is our president and chief executive officer, having served as chief executive officer, president, or in other senior officer capacities since our inception. Mr. Ballard received a B.S. in mathematics from the California Institute of Technology in 1984.

         DIANA T. BALLARD is our chairman of the board, secretary and treasurer, having served as chairman of the board as well as in other senior officer capacities, including president, since our inception. Mrs. Ballard is the wife of Clinton L. Ballard.

         E. EDWARD AHRENS has been our chief financial officer since February 2000. Mr. Ahrens was self-employed as a certified public accountant from October 1993 through September 30, 2002, and in that capacity was our regular accountant, providing accounting and controller functions to us since 1995. Mr. Ahrens sold his practice on September 30, 2002 and became a full time employee as of November 1, 2002. Mr. Ahrens received a Bachelor of Business Administration - banking and finance, from the University of North Texas in 1971.

         EDWARD P. SWAIN, JR. has been a director since August 2000 and served as consultant to us from September 1999 through August 2000. Mr. Swain is currently self-employed as a consultant and as Asset Manager for Shawnee Investments, Inc., Shawnee-on-Delaware, PA. He served as president and chief executive officer of P T Holdings Corporation from January 1992 to February 2002. From January 1992 through December 1997, he also served as president, chief executive officer and director of Port Townsend Paper Corporation, as well as chairman of the board of that company from December 1997 to December 1998. Mr. Swain was appointed chairman of the nominating and governance committee of Fibermark, Inc., where he is also a director. Mr. Swain is also a member of the board of trustees and member of the executive committee of the Museum of Flight in Seattle, Washington. Mr. Swain received a B.A. from Williams College in 1957 and a LLB from Harvard Law School in 1964.

         WILLIAM E. HOKE has been a director since August 2000. Mr. Hoke has been self-employed from January 1996 through the present, serving as president of Hoke Consulting. Mr. Hoke's firm on occasion has provided us with advertising and public relations services.

         Our future success depends to a significant extent on the efforts and abilities of our senior management, particularly Clinton L. Ballard, our president and chief executive officer, and other key employees, including our technical and sales personnel. The loss of the services of any of these individuals could harm our business. We may be unable to attract, motivate and retain other key employees in the future. We are the beneficiary of a "key person" term life insurance policy in the amount of $2,000,000 on the life of Clinton L. Ballard, our president and chief executive officer.

         Our board of directors is elected annually by our stockholders. Edward
P. Swain, Jr. and William E. Hoke have served as our non-employee directors since August 2000.

DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION

         Our non-employee directors receive payments of $600 per meeting. Members of the board of directors are also eligible to participate in our 2002 Equity Incentive Plan. Each of Clinton L. Ballard and Diana T. Ballard receive a salary of $104,000 per year for their services to the Company. All of our directors are reimbursed for expenses actually incurred in connection with attending meetings of our board of directors.

         In March 2004, each of our non-employee directors was granted options to purchase an aggregate of 30,000 shares of our common stock under our 2002 Equity Incentive Plan, at an exercise price equal to $0.22 per share, which our board determined to be the fair market value on the date of grant.

         In April 2003 and November 2003, E. Edward Ahrens, our chief financial officer, was granted 2,000 and 5,000 shares of our common stock, respectively, under our 2002 Equity Incentive Plan, valued at $0.03 and $0.04 per share, respectively, the fair market value on the date of each grant. In March 2004, Mr. Ahrens was granted (a) 1,250 additional shares of our common stock under our 2002 Equity Incentive Plan and (b) options to purchase an aggregate of 40,000 shares of our Common Stock under our 2002 Equity Incentive Plan, at an exercise price equal to $0.22 per share, the fair market value on the date of grant.

BOARD MEETINGS AND COMMITTEES

         During our fiscal year ended December 31, 2003, our board of directors met five times. All of our current directors, except Diana T. Ballard, attended not fewer than 75% of such meetings of the board of directors and committees on which such directors served.

         The audit committee of our board of directors is currently comprised of Edward P. Swain, Jr. and William E. Hoke, each of whom do not have any relationship with us that may interfere

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

with the exercise of independent judgement in carrying out the responsibilities of a director. The audit committee met five times during the last fiscal year.

         Edward P. Swain, Jr. and William E. Hoke serve as members of our audit committee. The audit committee is responsible for overseeing our management's conduct in the financial reporting process, including reviews of our annual, quarterly and other financial reports and our systems of internal accounting, bookkeeping, and financial controls. The audit committee is responsible for pre-approving any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence, in accordance with our related policies and procedures. The audit committee is also responsible for engaging and dismissing our independent certified public accountants. In discharging its oversight role, the audit committee is empowered to meet and discuss with our management and independent auditors the quality and accuracy of our accounting principles, the completeness and clarity of our financial disclosures and other significant decisions made by management in the preparation of our financial reports. Our board of directors has determined that (1) no members of the audit committee currently meet the definition of "audit committee financial expert," as defined under Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934, and
(2) our audit committee members are "independent directors," as defined by the Nasdaq Marketplace Rule 4200(a)(14) and the Sarbanes-Oxley Act of 2002. Although we continue to search for a financial expert to serve on our audit committee, we have not found a suitable candidate to date in our geographic area. We believe that the current members of our audit committee provide an acceptable level of business and financial experience and expertise.

         We currently have no compensation committee or nominating committee, the functions of which are performed by our board of directors.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of:

         o each person known by us to beneficially own 5% or more of the outstanding shares of Common Stock, based on filings with the Securities and Exchange Commission and certain other information,
         o each of our executive officers, directors and director-nominees, and
         o all of our executive officers, directors and director-nominees as a group.

                                        Amount of
        Name of                        common stock                  Percentage ownership
   beneficial owner                 beneficially owned                  of common stock
----------------------              ---------------------          ------------------------
Clinton L. Ballard                      34,300,000   (1)                    98.6 %
Diana T. Ballard                        34,300,000   (1)                    98.6 %
Teresa D. Potasiak                       7,500,000   (1)                    21.6 %
E. Edward Ahrens                            10,250                              *
Edward P. Swain, Jr.                        10,000                              *
William E. Hoke                             10,000                              *
All officers and directors
as a group (5 persons)                  34,330,250                           98.7%
------------------

* Less than one percent

         (1) The shares beneficially owned by Clinton L. Ballard include the shares owned by his wife, Diana T. Ballard, and the shares beneficially owned by Diana T. Ballard include the shares owned by Clinton L. Ballard. The shares beneficially owned by Clinton L. Ballard and Diana T. Ballard include an aggregate of 880,000 shares owned of record by the minor children of Clint and Diana Ballard, as well as an aggregate of 23,500,000 shares held in the Ballard Family Trust, an irrevocable trust, for the benefit of the Ballards' children. Pursuant to the trust agreement, Mr. Ballard, among other things, has agreed that so long as he is trustee of the trust, he will not vote any of the trust shares. Teresa D. Potasiak, as independent voting trustee for so long as, among other things, Mr. Ballard remains trustee, has the sole right to vote with respect to 7,500,000 shares in the trust or such lesser number of shares that the trust may hold.

                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth, for the three years ended December 31, 2003, the cash and other compensation paid to Clinton
L. Ballard, our president and chief executive officer, and Diana T. Ballard, our chairman of the board, secretary and treasurer. No other individual served as an executive officer of our company during 2003 whose total compensation, for services rendered during 2003, was $100,000 or more.

                                                              Summary Compensation Table
                              ------------------------------------------------------------------------------------
                                                                                                      Long-Term
                                                                                                    Compensation
                                                  Annual Compensation                                  Payouts
                              -----------------------------------------------------------------     --------------
Name and                      Fiscal            Base                               Other Annual        All Other
principal position             Year            Salary              Bonus           Compensation      Compensation
------------------            ------      ----------------    ----------------   ---------------    --------------
Clinton L. Ballard             2003       $   108,000  (1)    $    22,552  (2)   $       0          $   6,103  (4)
  President and chief          2002           104,000             100,000  (2)       6,138   (3)            0
  executive officer            2001           104,000             150,000  (2)       6,201   (3)        1,718  (4)

Diana T. Ballard               2003       $   108,000  (1)    $    22,421  (2)   $       0          $   5,123  (4)
  Chairman of the board        2002           104,000                   0            6,138   (3)            0
  secretary and treasurer      2001           104,000                   0            6,201   (3)            0
------------

(1) Each of Mr. and Mrs. Ballard received an additional $4,000 of salary in 2003 given our decision to pay employees on Wednesday, December 31, 2003 instead of Friday, January 2, 2004 in connection with the holiday season.

(2) Mr. and Mrs. Ballard's bonuses in 2003 represented cash bonuses pursuant to their respective employment agreements. Bonuses listed in 2002 and 2001 for Mr. Ballard represented cash bonuses approved by our board of directors.

(3) Other Annual Compensation for each period represented S-corporation distributions.

(4) All Other Compensation consists of (a) premiums with respect to life insurance policies that we paid on behalf of Mr. Ballard in the amounts of $980 and $1,718 for 2003 and 2001, respectively, in connection with a life insurance policy for which we and Mrs. Ballard are beneficiaries, and (b) the estimated proportionate value of certain of our computer equipment and other company assets that Mr. and Mrs. Ballard used on a personal basis in 2003.

         The value of all perquisites provided to either of Mr. or Mrs. Ballard did not exceed the lesser of $50,000 or 10% of his or her salary and bonus.

STOCK OPTION GRANTS IN 2003

     The following table sets forth:
     o the number of shares underlying options granted during 2003 to the named executive officers and E. Edward Ahrens, our chief financial officer, information with respect to whom we have provided voluntarily
     o the percentage that the option grant represents of the total number of options granted to all of our employees during 2003,
     o   the per share exercise price of each such option, and
     o   the expiration date of each such option.

                                 Number of Shares               Percentage of Total
                                Underlying Options               Options Granted to      Exercise     Expiration
                               Granted During 2003               Employees in 2003        Price          Date
                               -------------------            -----------------------   ----------   ------------
Clinton L. Ballard.............          0                               -                  -             -
Diana T. Ballard...............          0                               -                  -             -
E.Edward Ahrens................          0                               -                  -             -

AGGREGATE OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

     Set forth in the table below is information, with respect to the named executive officers and E. Edward Ahrens, our chief financial officer:

     o the total number of unexercised options held on December 31, 2003, separately identified between those exercisable and those not exercisable as of such date, and
     o the aggregate value of in-the-money, unexercised options held on December 31, 2003, separately identified between those exercisable and those not exercisable.

                                           Number of                            Value of Unexercised
                                    Unexercised Options                         In-the-Money Options
                                    at December 31, 2003                        at December 31, 2003
                               --------------------------------          --------------------------------
                               Exercisable        Unexercisable          Exercisable        Unexercisable
                               -----------        -------------          -----------        -------------
Clinton L. Ballard...........         0                     0                0                     0
Diana T. Ballard.............         0                     0                0                     0
E. Edward Ahrens....,........     4,000                36,000                0                     0

     Neither of our named executive officers nor E. Edward Ahrens exercised any options during 2003. The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate fair market value price of the shares underlying the options as of December 31, 2003, which the board of directors had determined to be $0.04 per share. As of the date of this filing, Mr. Ahrens holds 4,000 exercisable options and 76,000 unexercisable options; the value of the unexercised in-the-money options are $240 and $2,160, respectively, based on the fair market value of the shares underlying the options, which the board of directors determined most recently to be $0.18 per share.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

        Set forth in the table below is information, with respect to the named executive officers and E. Edward Ahrens, our chief financial officer:

        o       the total number of options or shares granted in 2003;
        o       the maturation or payout schedule of those options issued, and
        o       the exercise or target price for those options.

                                                        Performance or other
                        Number of shares, units       period until maturation
Name                        or other rights                 or payout              Target
----                  ---------------------------   ---------------------------    ------
Clinton L. Ballard               0                              0                     0
Diana T. Ballard                 0                              0                     0
E. Edward Ahrens             7,000 shares                      n/a                   n/a

        These stock bonuses were granted in accordance with our 2002 Equity Incentive Plan.

EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with each of Clinton L. Ballard and Diana T. Ballard, each for a five-year term commencing January 1, 2003, which extends annually thereafter unless we or such person provides 60 days' notice of termination. The employment agreement with Clinton L. Ballard, as amended, provides for him to serve as the president, chief executive officer and a director, and provides for an annual base salary of $104,000 and a bonus of 2.5% of our cash flow with respect to fiscal quarters during the term of the agreement. Pursuant to Amendment No. 3 to this agreement dated as of November 10, 2003, for purposes of the Agreement, "cash flow" means, for the period for which the bonus is being calculated, an amount equal to the net income of the Company as calculated in accordance with United States generally accepted accounting principles, before taxes, depreciation, amortization, and extraordinary items, plus (a) an amount equal to our non-cash expenses less our non-cash gains or income (other than those removed from the calculation of net income as set forth above), plus (b) an amount equal to our deferred revenues less our deferred expenses, in each case as reflected on our statement of cash flows with respect to operating activities. The employment agreement with Diana
T. Ballard, as amended, provides for her to serve as the chairman of the board, provides for an annual base salary of $104,000 and provides for a bonus of 2.5% of our cash flow (as defined above) with respect to fiscal quarters during the term of the agreement.

         Each of these agreements contains restrictions on the employee engaging in competition with us for the term of the employment agreement and for one year after the term, and provisions protecting our proprietary rights and information. Each agreement also provides for the payment to the employee of a lump sum equal to three times the average of the employee's annual compensation for the prior five years, less $1.00, upon his or her termination in the event of a

"change in control" of eAcceleration, which is defined in the agreements to mean any of the following:

        o a change in control as defined in Rule 12b-2 under the Securities Exchange Act of 1934;

        o a person, as such term is defined in Sections 13(d) and 14(d) of the Exchange Act, other than a current director or officer of eAcceleration becoming the beneficial owner, directly or indirectly, of 20% of the voting power of our outstanding securities; or

        o the members of our board of directors at the beginning of any two-year period ceasing to constitute at least a majority of the board of directors unless the election of any new director during such period has been approved in advance by two-thirds of the directors in office at the beginning of such two-year period.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information as of December 31, 2003, concerning our equity compensation plans:

                              Number of securities          Weighted average        Number of securities
                                to be issued upon           exercise price           remaining available
                             exercise of outstanding        of outstanding           for future issuance
                                options, warrants,          options, warrants           under equity
                                   and rights               and rights               compensation plans
                           ---------------------------    ---------------------   ------------------------
Equity compensation
plans approved by
security holders (1)               997,500  (2)                    $0.34                  8,556,700 (2)

------------

(1) Includes our 2002 Equity Incentive Plan and our 1999 Amended and Restated Stock Incentive Plan.
(2) Excludes 445,800 shares issued under our 2002 Equity Incentive Plan as of December 31, 2003.

AUDIT COMMITTEE REPORT

         THE AUDIT COMMITTEE REPORT DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHALL NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OF OUR OTHER FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THE REPORT BY REFERENCE THEREIN.

         The audit committee has been established for the purpose of overseeing our accounting and financial reporting processes and the audits of our annual financial statements. Our audit committee consists of two members, both of whom are "independent" under the Nasdaq Marketplace Rules listing standards as currently in effect. None of the audit committee members is a current officer or employee of our company or any of its affiliates.

         The board of directors has adopted a written audit committee charter. The charter has been approved and adopted by the board and is reviewed and reassessed annually by the audit committee. The charter sets forth the responsibilities, authority and specific duties of the audit committee. The charter specifies, among other things, the structure and membership requirements of the audit committee, as well as the relationship of the audit committee to our independent accountants and management. We have attached a copy of the current audit committee charter to this proxy statement in Appendix A.

         As set forth in the audit committee charter, the audit committee is to assist the board in its general oversight of our financial reporting, internal controls and audit functions. Management is responsible for the preparation and integrity of our financial statements. The audit committee reviewed our audited financial statements for the year ended December 31, 2003, and met with both management and the independent auditors to discuss such financial statements. Management and the independent auditors have represented to the audit committee that the financial statements were prepared in accordance with generally accepted accounting principles. The members of the audit committee recommended to the board, and the board approved, that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The audit committee meets each quarter with the independent auditors to review our interim financial results before the filing of our quarterly reports on Form 10-QSB.

         All services provided by our independent auditors are subject to the pre-approval of the audit committee. This includes audit services, audit-related services, tax services and other services. The audit committee has delegated to its individual members the authority to pre-approve non-audit services, and such pre-approvals are then communicated to the audit committee at its next meeting.

         The audit committee monitors the activities and performance of our auditors, including the audit scope, external audit fees, matters relating to auditor independence and non-audit related services. The audit committee received written disclosures from our independent auditors regarding their independence from us as required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors such auditors' independence with respect to all services that it rendered to us. The audit committee also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61. The audit committee has concluded that the independent auditor is independent from us and our management.

                                         THE AUDIT COMMITTEE:
                                         Edward P. Swain, Jr.
                                         William E. Hoke

NOMINATION PROCESS

         The board of directors has not appointed a standing nominating committee or adopted a formal nominating committee charter because the board of directors has determined that due to the size, make-up, independence, tenure and low turnover of the current board of directors, there would be limited benefit to us or our stockholders to do so. Currently, Edward P. Swain, Jr. and William
E. Hoke, both of whom are independent directors, as defined by the Nasdaq Marketplace Rules, participate in the consideration of director-nominees.

         The board of directors has never received a recommendation from a stockholder as to a candidate for nomination to the board of directors and therefore has not previously formed a policy with respect to consideration of such a candidate. However, it is the board's intent to consider any stockholder nominees that may be put forth in the future. The board has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the board to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the board and the requirements and needs of the company at a given time. Given the current composition, stability and size of the board of directors of the company, the fact that all director-nominees are standing for re-election and that the board has received no nominee candidates from stockholders, the board has not considered other candidates for election at the upcoming annual meeting of stockholders.

         Stockholders wishing to nominate a candidate for consideration at the annual meeting of stockholders in 2005 should submit the nominee's name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should (a) be addressed to the board of directors in care of the secretary of the company, (b) include the information required by our by-laws and (c) be received not less than ninety (90) days prior to the first anniversary of the date of the last meeting of stockholders of the company called for the election of directors.

COMMUNICATION BETWEEN STOCKHOLDERS AND THE BOARD OF DIRECTORS

         Stockholders wishing to communicate with members of the board of directors should send a letter to the secretary of the company with instructions as to which director(s) is to receive the communication. The secretary will forward the written communication to each member of the board of directors identified by the stockholder or, if no individual director is identified, to all members of the board of directors. The company has not in the past required members of the board of directors to attend each annual meeting of stockholders because the formal meetings have been attended by very few stockholders, have generally been very brief and procedural in nature. All of the company's directors, except Diana T. Ballard, however, attended the 2003 annual meeting of stockholders. The board will continue to monitor stockholder interest and attendance at future meetings and re-evaluate this policy as appropriate.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law ("Delaware Law") provides that indemnification of directors, officers, employees and other agents of a corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, may be provided by such corporation.

         Our certificate of incorporation includes provisions eliminating the personal liability of our directors for monetary damages resulting from breaches of their fiduciary duty except for the following instances, in accordance with Delaware Law:

         o for any breach of the director's duty of loyalty to us or our stockholders,
         o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
         o where the liability arises from an unlawful payment of a dividend or an unlawful stock purchase or redemption by us which was approved by the directors for whom liability is sought, or
         o with respect to any transaction from which the director derived an improper personal benefit.

         Our by-laws provide indemnification to our directors, officers, employees and agents, including indemnification against claims brought under state or Federal securities laws, to the full extent allowable under Delaware law.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In November 1999, we entered into employment agreements with Clinton L. Ballard, our president and chief executive officer and Diana T. Ballard, our chairman of the board. These agreements were amended in December 2002 to provide for the agreements to become effective for a five-year period and in November 2003 were further amended to revise the terms of the bonuses provided for therein. See "Executive Compensation - Employment Agreements".

         During the fourth quarter of 2001 and the first quarter of 2002, we borrowed an aggregate of $404,000 from Mr. Ballard under various notes payable. These notes all are payable on demand and interest is payable monthly on the outstanding balance at 10% per annum. As of December 31, 2003, the balance outstanding under these notes, net of repayments, was $394,016. In August 2002, we issued shares of common stock to a software consultant who was a foreign national, which resulted in the termination of our S-corporation status. Consequently, certain distributions of $9,984 to Mr. Ballard made during 2002 were treated as repayment of our existing loan from Mr. Ballard.

         In March 2002, Clinton L. Ballard made a capital contribution of an aggregate of $40,000, which was used for working capital.

         In August 2002, we issued 10,000 shares of our common stock to each of our current independent directors, Edward P. Swain, Jr. and William E. Hoke. These shares had a value of $0.10 per share at such time.

         In August 2002, we granted options to purchase 30,000 shares of our common stock to each of our current independent directors, Edward P. Swain, Jr. and William E. Hoke. These options have an exercise price of $0.12 per share and are scheduled to become exercisable in equal installments over a five-year period.

         In August 2002, we granted options to purchase 40,000 shares of our common stock to our chief financial officer, E. Edward Ahrens. These options have an exercise price of $0.12 per share and are scheduled to become exercisable in equal installments over a ten-year period.

         In August 2002, we issued 1,000 shares of our common stock to E. Edward Ahrens, our chief financial officer. These shares had a value of $0.10 per share at such time. In November 2002, we issued 1,000 shares of our common stock, valued at $0.10 per share at the time, to E. Edward Ahrens.

         In December 2002, we paid a bonus of $100,000 to Clinton L. Ballard, our president and chief executive officer, in recognition of his exemplary performance for us, particularly with respect to the development and implementation of our online subscription service.

         In April 2003, we issued 2,000 shares of our common stock to E. Edward Ahrens, our chief financial officer. These shares had a value of $0.03 per share at such time. In November 2003, we issued 5,000 shares of our common stock to Mr. Ahrens. These shares had a value of $0.04 per share at such time.

         All transactions between us and any of our officers, directors or five percent stockholders have been and will be on terms no less favorable to us than would be available from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our 2003 fiscal year, except that, due to clerical errors, (a) E. Edward Ahrens failed to timely file a Form 4 with respect to our grant to him of shares of our common stock under our 2002 Equity Incentive Plan and (b) Teresa D. Potasiak failed to timely file a Form 3 with respect to her appointment as independent voting trustee of the Ballard Family Trust, as described in footnote 1 under "Security Ownership of Certain Beneficial Owners and Management."

                              INDEPENDENT AUDITORS

         Peterson, Sullivan PLLC acted as our independent auditors for the year ended December 31, 2003. We anticipate that a representative of Peterson Sullivan PLLC will be present at the annual meeting. The auditors' representative will have the opportunity to make a statement, if the auditors desire to do so, and will be available to respond to appropriate questions from stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

         Peterson Sullivan, P.L.L.C. provided audit services to us for our annual report for the fiscal years ended December 31, 2003 and 2002. The aggregate fees billed by Peterson Sullivan, P.L.L.C. for the audit of our annual financial statements and review of financial statements included in our Form 10-QSBs was $36,660 and $26,152 for 2003 and 2002, respectively.

AUDIT-RELATED FEES

         There were no fees billed in each of 2003 and 2002 for professional services that are reasonably related to the audit or review of our financial statements that are not covered in the "Audit Fees" disclosure above.

TAX FEES

         There were fees of $0 and $20,750, respectively, billed for the years 2003 and 2002 for professional services rendered by Peterson Sullivan P.L.L.C. for tax advice and planning.

ALL OTHER FEES

         There were no fees billed in each of 2003 and 2002 for professional services rendered by Peterson Sullivan P.L.L.C. for all other services not disclosed above.

AUDIT COMMITTEE PRE-APPROVAL

         Our Audit Committee pre-approved our engagement of Peterson Sullivan, P.L.L.C. to act as our independent auditor for our fiscal years ended December 31, 2002 and 2003. Our Audit Committee also pre-approved Peterson Sullivan, P.L.L.C. to provide the audit, audit-related, tax services and all other services described above. Our independent auditors performed all work only with their full time permanent employees.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         On December 4, 2002, we dismissed McKennon, Wilson & Morgan LLP as our independent auditors. The decision to dismiss this firm and to seek new independent auditors was recommended by our audit committee and approved by our board of directors.

         The audit reports of McKennon, Wilson & Morgan LLP on our financial statements for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the opinion issued with our financial statements for the year ended December 31, 2001 included a reference to substantial doubt that existed regarding our ability to continue as a going concern.

         In connection with the audits for the years ended December 31, 2001 and 2000 and for the subsequent interim period through December 4, 2002, there were no disagreements with McKennon, Wilson & Morgan LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McKennon, Wilson & Morgan LLP, would have caused them to make reference thereto in their reports on the financial statements for such years; and there were no reportable events or disagreements with McKennon, Wilson & Morgan LLP as described by the SEC in the relevant provisions of the SEC's Regulation S-B.

         On December 4, 2002, we engaged Peterson Sullivan PLLC to serve as our independent auditors. During the years ended December 31, 2001 and 2000 and the interim periods of the year ending December 31, 2002 preceding our engagement of Peterson Sullivan PLLC, neither we nor anyone acting on our behalf consulted with Peterson Sullivan regarding (i) either the application of any accounting principles to a specific transaction undertaken by us, either completed or proposed, or the type of audit opinion that might be rendered by Peterson Sullivan PLLC on our financial statements; or (ii) any matter that was either the subject of a disagreement with McKennon, Wilson & Morgan LLP or a reportable event with respect to McKennon, Wilson & Morgan LLP.


                                  ANNUAL REPORT

         A copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2003 and a copy of our quarterly report on Form 10-QSB for the quarter ended March 31, 2004 are being mailed with this proxy statement to all stockholders as of the Record Date.

                            MISCELLANEOUS INFORMATION

OTHER BUSINESS

         As of the date of this proxy statement, our board of directors does not know of any business other than specified above to come before the annual meeting, but, if any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

ELECTRONIC DELIVERY

         The notice of annual meeting and proxy statement, annual report on Form 10-KSB and Form 10-QSB are available on our website at www.eacceleration.com/company/stockholders.php. Instead of receiving future copies of these documents and other information sent by us via mail, stockholders may elect to receive an e-mail message that will provide electronic links to them by completing and returning the consent form provided. Opting to receive these documents online will save us the cost of producing and mailing them to your home or business.

COST OF SOLICITING PROXIES

         We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. To the extent applicable, we also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of our common stock held of record by such persons, and we may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

STOCKHOLDER PROPOSALS

         Stockholder proposals with respect to our next annual meeting of stockholders must be received by us, in writing, at our corporate headquarters no later than February 2, 2005 to be considered for inclusion in our proxy statement for our 2005 annual meeting of stockholders. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in such proxy statement. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of a stockholder proposal in the proxy statement shall be a reasonable amount of time before the Company has to print and mail its proxy materials. Such proposals must also comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in the proxy statement.

         For any proposal that is not submitted for inclusion in our proxy statement for our 2005 annual meeting of stockholders, but is instead sought to be presented directly at such annual meeting, the proxies named in our form of proxy for such meeting will be entitled to exercise discretionary authority on that proposal if we:

        o receive notice of the proposal before the close of business on February 2, 2005 and advise our stockholders in our proxy statement for our 2005 annual meeting of stockholders about the nature of the matter and how management intends to vote on such matter, or
        o do not receive notice of the proposal prior to the close of business on February 2, 2005.

         If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any stockholder proposal or nomination.

         Notices of intention to present proposals at the 2005 annual meeting of stockholders should be addressed to our Secretary at our corporate headquarters located at 1050 NE Hostmark St., Suite 100B, Poulsbo, Washington 98370.

                                      By Order of the Board of Directors,


May 28, 2004                          Clinton L. Ballard
Poulsbo, Washington                   President and Chief Executive Officer

                                                                     APPENDIX A

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

         The primary purpose of the eAcceleration Corp. (the "Company") Audit Committee (the "Committee") is to assist the Board of Directors of the Company (the "Board") in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing:

         o the financial reports and other financial information provided by the Company to its stockholders, to any governmental body or to the public;
         o the Company's systems of internal accounting and financial controls and disclosure controls and procedures;
         o the Company's auditing, accounting and financial reporting processes generally;
         o the independence, qualifications and performance of the Company's independent auditor; and
         o any legal compliance and ethics programs established by management and/or the Board.

         An additional purpose of the Committee is to establish procedures for:
(i) the receipt, retention and treatment of certain complaints; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         The Committee will maintain free and open communication among the Committee, the Company's independent auditor and management of the Company.

II.      COMPOSITION

         o The Committee shall be appointed by the Board and may be removed or replaced, from time to time, by the Board.
             Except as provided in the following sentence, the Committee shall be comprised of one or more directors, all of whom shall be "independent" as defined by the applicable rules of The Nasdaq
             Stock Market, Inc. ("Nasdaq"), Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act"), Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (the "Commission"). At such date as the Exchange Act or the Commission require that all of the members of the Committee be independent, as defined, then by such date each member of the Committee shall be independent. Each Committee member also shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

         o The Chairman of the Committee shall be appointed by the Board or, if not appointed by the Board, shall be appointed by the Committee.

         o All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cash flows and statement of changes in stockholders' equity. When required by applicable Commission rules, at least one member of the Committee shall be an "Audit Committee Financial Expert" as defined by applicable Commission rules or the Company shall disclose in its filings that it does not have an "Audit Committee Financial Expert" on the Committee.

         o The Board shall determine the compensation of Committee members. No member of the Committee may receive more than $60,000 per year in compensation from the Company other than director's fees.

III.     PROCEDURES AND ADMINISTRATION

         A.    MEETINGS

         The Committee shall meet at least quarterly. The Committee shall meet whenever it deems a meeting necessary with management and/or the independent auditor, or in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members. The Committee shall keep such records of its meetings, including minutes, as it shall deem appropriate.

         B.    INVESTIGATIONS

         In discharging its oversight role, the Committee is authorized: (i) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company; and (ii) to retain outside counsel or other experts for this purpose. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee. The Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its purpose, the Committee shall:

         A.   REVIEW CHARTER AND FINANCIAL STATEMENTS

         1. At least annually, review and reassess this Charter, and recommend changes to the Board as appropriate or as conditions require.

         2. Review the Company's annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the Company's independent auditor.

              The Committee is not responsible for preparing the Company's financial statements or auditing those financial statements. The Committee's responsibility is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

         B.   INDEPENDENT AUDITOR

         3. Appoint the Independent Auditor. The Committee shall have the sole authority to appoint, determine funding for and oversee the Company's independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms. On an annual basis, the Committee should review and discuss with the independent auditor its written statement concerning all relationships the auditor has with the Company to determine whether such relationships might impact the objectivity and independence of the auditor. The Committee should report to the Board whether the provision of permitted non-audit services by the auditor is compatible with maintaining the independent auditor's independence from management.

         4. Set the compensation of the independent auditor and cause the Company to pay the compensation of the independent auditor established by the Committee.

         5. Pre-approve all audit services and permitted non-audit services to be provided by the independent auditor pursuant to the pre-approval policy attached hereto as Exhibit A. The Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Committee of any permitted non-audit services to be performed by the independent auditor.

         6. Confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

         7. Recommend to the Board policies of the Company, if applicable, for hiring employees or former employees of the independent auditor.

         8. Review the performance of the independent auditor and either retain or terminate the independent auditor when circumstances warrant.

         9. Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

         10. Review periodically as appropriate the reports required to be made by the independent auditor pursuant to paragraph (k) of section 10A of the Securities Exchange Act of 1934 regarding:

              (a)   Critical accounting policies and practices.

              (b) Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

              (c) Other material written communications between the independent auditor and management.

         11. Meet with the independent auditor prior to each annual audit to discuss the planning and scope of the audit for each fiscal year.

         C.   CONTROLS AND PROCEDURES

         12. Oversee the Company's internal accounting controls; disclosure controls and procedures; code of conduct, a copy of which is attached hereto as Exhibit B; and code of ethics for senior executives, a copy of which is attached hereto as Exhibit C. The Committee shall review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

         13.  Consider and review with the independent auditor and management:

              (a) The adequacy of the Company's internal controls, including computerized information system controls and security.

              (b) Any related significant findings and recommendations of the independent auditor, together with management's responses thereto.

              (c) The reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

              (d) The Company's Internal Disclosure Controls and Procedures Guidelines, a copy of which is attached hereto as Exhibit D.

         14. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         15. Review all related party transactions on an ongoing basis and approve all such transactions as appropriate.

         D.   FINANCIAL REPORTING PROCESS

         16. In consultation with the independent auditor, review the adequacy of the Company's financial disclosure and reporting processes, including any significant risks and uncertainties with respect to the quality, accuracy and completeness of the Company's financial disclosure and reporting processes.

         17. Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         18. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

         E.   SYSTEMS AND CONFLICTS

         19. Establish systems for management and the independent auditor to report to the Committee any significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

         20. Following the completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         21. Review and discuss with the independent auditor any significant disagreement between management and the independent auditor with regard to the preparation of the financial statements.

         22. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         F.   REVIEW OF FINANCIAL STATEMENTS AND INFORMATION

         23. Review and discuss with the Company's management and independent auditor prior to disclosure the Company's audited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB.

         24. Prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of stockholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-B.

         25. Review and discuss with the Company's management and independent auditor prior to disclosure the Company's interim unaudited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Company's unaudited interim financial statements be included in the Company's Quarterly Report on Form 10-QSB.

         G.   MISCELLANEOUS

         26. Review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by the Commission.

                                      * * *

         This charter has been adopted by resolution of the Board of Directors on July 17, 2003.

                                  FORM OF PROXY
                               eACCELERATION CORP.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Clinton L. Ballard and Diana T. Ballard, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in eACCELERATION CORP., a Delaware corporation (the "Company"), at our Annual Meeting of Stockholders scheduled to be held on July 15, 2004 and any adjournments or postponements thereof.

         The Board of Directors recommends a vote FOR the following proposals.

   1. Election of the following nominees as directors for one-year terms, as set forth in our proxy statement:

      Clinton L. Ballard
      Diana T. Ballard
      Edward P. Swain, Jr.
      William E. Hoke

      [ ]  FOR the nominees listed above
      [ ]  WITHHOLD authority to vote for all nominees
      [ ]  Withhold authority to vote for the following individual nominees:

           -----------------------------------------------------------------
                                   [Print Name]

   2. Upon such other business as may properly come before the meeting or any adjournment thereof.


THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES, AS SET FORTH ABOVE. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED MAY 28, 2004, IS HEREBY ACKNOWLEDGED.

PLEASE DATE, SIGN AND RETURN THIS PROXY BY MAIL IN THE ENCLOSED ENVELOPE TO EACCELERATION CORP., ATTENTION: PROXY, 1050 NE HOSTMARK ST., SUITE 100B, POULSBO, WA 98370 OR VIA FACSIMILE, ATTENTION: PROXY, AT (360) 598-3512.

                  [L.S.]                      [L.S.]      Dated:          , 2004
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(Note: Please sign exactly as your name appears hereon.  Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)